 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2026

Appian Corporation
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	APPN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2026, the Board of Directors appointed David Link to the Board, effective as of January 25, 2026, to serve until our annual meeting of stockholders to be held in 2026. Mr. Link was also appointed to serve on the Audit Committee, effective as of January 25, 2026.

Mr. Link is the Co-Founder & CEO at ScienceLogic, a global leader in IT operations management and artificial intelligence for Observability/IT operations (AIOps). Before founding ScienceLogic in 2003, Mr. Link was Senior Vice resident at Interliant, Inc.

Mr. Link also serves on the Board of Northern Virginia Technology Council and holds a Bachelor of Science in Geology from Denison University.

The Board has determined Mr. Link is independent in accordance with our corporate governance guidelines and applicable requirements of The Nasdaq Stock Market and the Securities and Exchange Commission. Mr. Link is not a party to any transaction involving us required to be disclosed under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Link and any other person pursuant to which he was selected as a director.

In accordance with our non-employee director compensation policy, Mr. Link will receive an annual board service retainer of $250,000. The annual retainers are paid one-half in the form of cash and one-half in the form of fully-vested shares of Class A common stock of Appian.

Item 8.01 Other Events.

On January 21, 2026, the Company issued a press release announcing the matters described in Item 5.02. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated January 21, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: January 21, 2026	By:	/s/ Srdjan Tanjga
Srdjan Tanjga
Chief Financial Officer